TIAA SEPARATE ACCOUNT VA-1

SUPPLEMENT NO. 2

dated October 5, 2007

to the May 1, 2007 Statement of Additional Information (SAI)

CHANGES TO THE MANAGEMENT COMMITTEE

Effective September 17, 2007, Ms. Nancy Eckl was elected to the Management Committee of TIAA Separate Account VA-1 (the “Account”). Additionally, effective September 18, 2007, Mr. Michael A. Forrester was appointed to the Account’s Management Committee.

The following information should be added to the list of managers in the Account’s SAI:

Name, Address and Date of Birth	Position(s) Held with the Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Manager	Other Directorships Held by Manager
Nancy Eckl c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 Date of Birth (“DOB”): 10/06/62	Manager	Indefinite Term. Manager since September 2007.	Former Vice President (1990–2006), American Beacon Advisors, Inc. and Vice President of certain funds advised by American Beacon Advisors, Inc.	55	Independent Director, The Lazard Funds, Inc., Lazard Retirement Series, Inc., Lazard Global Total Return and Income Fund, Inc. and Lazard World Dividend Income Fund, Inc. and Member of the Board of Managers of Lazard Alternative Strategies Fund, LLC.
Michael A. Forrester c/o Office of the Corporate Secretary 730 Third Avenue New York, NY 10017-3206 DOB: 11/05/67	Manager	Indefinite Term. Manager since September 2007.	Chief Operating Officer, Copper Rock Capital Partners (since September 2007). Formerly, Chief Operating Officer, DDJ Capital Management (2003–2006); and Executive Vice President (2000–2002), Senior Vice President (1995–2000) and Vice President (1992–1995), Fidelity Investments.	55	None

Ms. Eckl will serve as a member of the following Management Committee committees: the Operations Committee and the Investment Committee. Mr. Forrester will serve as a member of the following Management Committee committees: the Corporate Governance and Social Responsibility Committee and the Audit and Compliance Committee.

The following should be added to the table disclosing the managers’ equity ownership in the Account and the TIAA-CREF family of investment companies:

Name of Manager	Dollar Range of Equity Securities in the Account (as of July 31, 2007)	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Manager in Family of Investment Companies (as of July 31, 2007)
Nancy Eckl*	None	$10,001–$50,000
Michael A. Forrester‡	None	None
*	Ms. Eckl was elected as a manager of the Account’s Management Committee effective September 17, 2007.
‡	Mr. Forrester was appointed as a manager of the Account’s Management Committee effective September 18, 2007.

CHANGES TO THE ACCOUNT’S OFFICERS

E. Laverne Jones should be removed from the list of the Account’s officers in the SAI. Effective September 1, 2007, Marjorie Pierre-Merritt was appointed as Vice President and Acting Corporate Secretary of the Account by the Management Committee. Effective September 18, 2007, Mary (Maliz) Beams was appointed as Executive Vice President of the Account by the Management Committee. The following information regarding Ms. Beams and Ms. Pierre-Merritt should be added to the list of officers in the Account’s SAI:

Name, Address and Date of Birth	Position(s) Held with the Account	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Mary (Maliz) Beams TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 3/29/56	Executive Vice President	One-year term. Executive Vice President since September 2007.	Executive Vice President of Individual Client Services of TIAA (since July 2007) and of TIAA-CREF Institutional Mutual Funds, CREF, TIAA-CREF Life Funds and TIAA Separate Account VA-1 (collectively, the “TIAA-CREF Fund Complex”) (since September 2007); President and Chief Executive Officer, TIAA-CREF Individual & Institutional Services, LLC (since July 2007); and Senior Managing Director and Head of Wealth Management Group, TIAA (since 2004). Partner and Managing Director, President of Global Business Development for the Mutual Fund Group and Head of International Mutual Fund and Offshore Businesses of Zurich Scudder Investments; and Head of U.S. Scudder Direct Retail Business and Chief Executive Officer of Scudder Brokerage (1997–2003).
Marjorie Pierre-Merritt TIAA-CREF 730 Third Avenue New York, NY 10017-3206 DOB: 5/28/66	Vice President and Acting Corporate Secretary	One-year term. Vice President and Acting Corporate Secretary since September 2007.	Vice President and Acting Corporate Secretary of TIAA and the TIAA-CREF Fund Complex (since September 2007); Assistant Corporate Secretary of TIAA (2006–2007); Assistant Corporate Secretary of The Dun & Bradstreet Corporation (2003–2006); and Counsel, The New York Times Company (2001–2003).

CHANGE IN THE ACCOUNT’S LEGAL COUNSEL

The Account’s legal counsel is now Dechert LLP. Consequently, the final sentence under the section entitled “Legal Matters” on page B-17 of the SAI should be deleted and replaced in its entirety with the following sentence:

“Dechert LLP serves as legal counsel to the Account and has provided advice to the Account related to certain matters under the federal securities laws.”

A11507

10/07